Exhibit 99.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

In connection with the amended Quarterly Report of Westar Energy, Inc. (the Company) on Form 10-Q/A for the quarterly period ended June 30, 2002 (the Report) which this certification accompanies, each of the undersigned, in his capacity as a member of the committee appointed by the Board of Directors of the Company which is performing similar and equivalent functions to those performed by a principal or executive officer of the Company (the Committee), in my capacity as a member of such Committee, certify that the Report fully complies with the requirements of section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)) and that information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:	November 13, 2002	By:	/S/ DOUGLAS T. LAKE
Douglas T. Lake Executive Vice President and Chief Strategic Officer As a Member of the Committee

		By:	/S/ PAUL R. GEIST
Paul R. Geist Senior Vice President, Chief Financial Officer and Treasurer As a Member of the Committee

		By:	/S/ LARRY D. IRICK
Larry D. Irick Vice President, Corporate Secretary As a Member of the Committee

		By:	/S/ RICHARD A. DIXON
Richard A. Dixon Senior Vice President, Customer Operations As a Member of the Committee

		By:	/S/ DOUGLAS R. STERBENZ
Douglas R. Sterbenz Senior Vice President, Generation and Marketing As a Member of the Committee

		By:	/S/ KELLY B. HARRISON
Kelly B. Harrison Vice President, Regulatory As a Member of the Committee

		By:	/S/ BRUCE A. AKIN
Bruce A. Akin Vice President, Business Services As a Member of the Committee

The forgoing certification is being furnished solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed filed by the Company as part of the Report or as a separate disclosure document for purposes of Section 18 or any other provision of the Securities Exchange Act of 1934, as amended.